                                EXHIBIT 1 A (10)

                             FORM OF APPLICATION FOR
                      GROUP VARIABLE LIFE INSURANCE POLICY

                   Incorporated by reference to Exhibit 10 to
              Pre-effective Amendment #2 to Registration Statement
                            on Form S-6 (File Number
        33-609670) filed December 22, 1995 by CG Variable Life Insurance
          Separate Account A as Registrant and Connecticut General Life
                         Insurance Company as Depositor.

                  Mailing Address: Hartford, Connecticut 06152
                      Home Office: Bloomfield, Connecticut
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                 APPLICATION FOR [GROUP VARIABLE UNIVERSAL LIFE
                                   INSURANCE]

   APPLICATION is hereby made to the Company for group Policy No.XXXXX by [ABC Company] whose main office address is [Anytown, Your State].

This Application is attached to and made a part of the group Policy. The group Policy will be effective on [XX/XX/XX, provided the minimum participation requirement is met].

Said group Policy is hereby approved and the terms thereof are hereby accepted by the Policyholder. This Application is executed in duplicate; one counterpart being attached to said group Policy and the other being returned to the Company.

It is agreed that this Application supersedes any previous application for said group Policy.

                                  [ABC COMPANY]

Signed at [ XYZ State ]                by___________________________________
                                         (Signature and Title)

On [          ]                        Witness [                            ]
                                      (Licensed Resident Agent where required
                                       by law)


                  (THIS COPY TO REMAIN ATTACHED TO THE POLICY)
XX40046(Rev)
********************************************************************************

                  Mailing Address: Hartford, Connecticut 06152
                      Home Office: Bloomfield, Connecticut
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                 APPLICATION FOR [GROUP VARIABLE UNIVERSAL LIFE
                                   INSURANCE]

   APPLICATION is hereby made to the Company for group Policy No.XXXXX by [ABC Company] whose main office address is [ Anytown, Your State].

This Application is attached to and made a part of the group Policy. The group Policy will be effective on [XX/XX/XX, provided the minimum participation requirement is met].

Said group Policy is hereby approved and the terms thereof are hereby accepted by the Policyholder. This Application is executed in duplicate; one counterpart being attached to said group Policy and the other being returned to the Company.

It is agreed that this Application supersedes any previous application for said group Policy.

                                  [ABC COMPANY]

Signed at [ XYZ State ]                by___________________________________
                                         (Signature and Title)

On [          ]                        Witness [                            ]
                                      (Licensed Resident Agent where required
                                       by law)


                  (THIS COPY TO BE RETURNED TO THE COMPANY)